UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2004

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

Maryland	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)

(201) 573-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

	BUTLER INTERNATIONAL, INC.
	Form 8-K dated April 15, 2005

	TABLE OF CONTENTS

		Page
Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Listing		5

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 11, 2005, Craig S. Tireman tendered his resignation as Vice President - Finance and Controller effective April 28, 2005.

(c) On April 11, 2005, Thomas J. Considine, Jr.  was appointed by the Registrant as the Registrant's Chief Financial Officer.  Mr. Considine, age 51, is a senior financial executive with more than nineteen years experience in finance positions.  Prior to joining Butler, from November 2000 to April 2005, Mr. Considine was employed by Technitrol, a New York Stock Exchange company and a multi-national producer of electronic components and electrical contact parts.  Mr. Considine joined Technictrol as Treasurer in November 2000, served as its Vice President beginning May 2002, and served as Secretary beginning July 2004.  Prior to Technitrol, from April 1998 until November 2000, Mr. Considine was the Treasurer of Vlasic Foods, a packaged food company.  Mr. Considine holds an MBA degree from the University of Pennsylvania (Wharton).  Mr. Considine does not have any family relationships with the members of the Registrant's Board of Directors or with the Registrant's officers.  Mr. Considine will be employed for a three-year term at an annual salary of $235,000.  In addition, Mr. Considine received a signing bonus in the amount of $75,000, and will receive a guaranteed bonus of $50,000 in the year 2005.  Reference is made to the Employment Agreement entered into between the Company and Mr. Considine, dated April 11, 2005, attached hereto as Exhibit 10.1, for a complete description of the terms of Mr. Considine's employment.

Item 9.01.   Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

            The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit No.	Description

10.1	Employment Agreement , dated April 11, 2005, between the Registrant and Thomas Considine, Jr.

99.1	Press Release, dated April 14, 2005, announcing the m=naming of Thomas J. Considine, Jr. as the Registrant's Chief Financial Officer..

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 17, 2004	BUTLER INTERNATIONAL, INC.
(Registrant)

By: /s/ Edward M. Kopko
Edward M. Kopko
Chairman of the Board of Directors
and Chief Executive Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement , dated April 11, 2005, between the Registrant and Thomas Considine, Jr.

99.1	Press Release, dated April 14, 2005, announcing the naming of Thomas J. Considine, Jr. as the Registrant's Chief Financial Officer..

99.1	Amended and Restated Bylaws of Registrant, as amended